Contingent liabilities and legal proceedings	12 Months Ended
Mar. 31, 2022
Contingent liabilities and legal proceedings
Contingent liabilities and legal proceedings
3	Contingent liabilities and legal proceedings

Vodafone Idea

As part of the agreement to merge Vodafone India and Idea Cellular in 2017, the parties agreed a mechanism for payments between the Group and Vodafone Idea Limited (‘VIL’) pursuant to the difference between the crystallisation of certain identified contingent liabilities in relation to legal, regulatory, tax and other matters, and refunds relating to Vodafone India and Idea Cellular. Cash payments or cash receipts relating to these matters must have been made or received by VIL before any amount becomes due from or owed to the Group. Any future payments by the Group to VIL as a result of this agreement would only be made after satisfaction of this and other contractual conditions.

The Group’s potential exposure under this mechanism is capped at INR 64 billion (€743 million) following payments made under this mechanism from Vodafone to VIL, in the year ended 31 March 2021, totalling INR 19 billion (€235 million). On 15 September 2021, the Government of India announced a relief package and a series of reforms designed to improve the liquidity and financial health of the telecom sector. The reforms include a four-year moratorium on spectrum and AGR payments and the option to convert payments due on spectrum and AGR payments to equity at the end of the moratorium period, with interest on due amounts being convertible during the moratorium period; VIL elected to accept the options in October and November 2021, respectively.

VIL raised INR 45 billion (€524 million) via the issue of new equity in March 2022, most of which was used to settle amounts due to Indus. VIL remains in need of additional liquidity support from its lenders and intends to raise additional equity capital. There are significant uncertainties in relation to VIL’s ability to make payments in relation to any remaining liabilities covered by the mechanism and no further cash payments are considered probable from the Group as at 31 March 2022. The carrying value of the Group’s investment in VIL is €nil and the Group is recording no further share of losses in respect of VIL. The Group’s potential exposure to liabilities within VIL is capped by the mechanism described above; consequently, contingent liabilities arising from litigation in India concerning operations of Vodafone India are not reported.

Indus Towers

VIL’s ability to satisfy certain payment obligations under its Master Services Agreements with Indus Towers (the ‘MSAs’) is uncertain and depends on a number of factors including its ability to raise additional funding. Under the terms of the Indus and Bharti Infratel merger in November 2020, a security package was agreed for the benefit of the newly created merged entity, Indus Towers, which could be invoked in the event that VIL was unable to make MSA payments. The security package included the following elements:

-	A prepayment in cash of INR 24 billion (€279 million) by VIL to Indus Towers in respect of its payment obligations that are undisputed, due and payable under the MSAs after the merger closing. The prepayment was fully utilised during the year to 31 March 2022;
-	A primary pledge over 190.7 million shares owned by Vodafone Group in Indus Towers having a value of INR 47 billion (€544 million) as at 31 March 2021; and
-	A secondary pledge over shares owned by Vodafone Group in Indus Towers (ranking behind Vodafone’s existing lenders for the outstanding bank borrowings of €1.4 billion as at 31 March 2022 secured against Indian assets utilised to fund Vodafone’s contribution to the VIL rights issue in 2019) (‘the Bank Borrowings’) with a maximum liability cap of INR 42.5 billion (€504 million).

In the event of non-payment of relevant MSA obligations by VIL, Indus Towers would have recourse to the primary pledge shares and, after repayment of the Bank Borrowings in full, any secondary pledged shares, up to the value of the liability cap.

During February and March 2022, the Group announced the disposal of the 190.7 million shares that were subject to the primary pledge in two transactions for a combined INR 38.1 billion (€452 million). The Group invested INR 33.7 billion (€393 million) of the proceeds by subscribing to newly issued VIL equity, which VIL immediately used to partially settle outstanding MSA obligations to Indus Towers. This transaction resulted in an equivalent partial release of the primary pledge, with the remaining INR 4.4 billion (€52 million) proceeds of the share disposal remaining secured for further utilisation by Indus Towers.

Indus Towers has recourse against the secondary pledge to the maximum liability cap, from any proceeds remaining after the settlement of the Bank Borrowings.

Legal proceedings

The Group is currently involved in a number of legal proceedings, including inquiries from, or discussions with, government authorities that are incidental to its operations.

Legal proceedings where the Group considers that the likelihood of material future outflows of cash or other resources is more than remote are disclosed below. Where the Group assesses that it is probable that the outcome of legal proceedings will result in a financial outflow, and a reliable estimate can be made of the amount of that obligation, a provision is recognised for these amounts.

In all cases, determining the probability of successfully defending a claim against the Group involves the application of judgement as the outcome is inherently uncertain. The determination of the value of any future outflows of cash or other resources, and the timing of such outflows, involves the use of estimates. The costs incurred in complex legal proceedings, regardless of outcome, can be significant.

The Group is not involved in any material proceedings in which any of the Group’s Directors, members of senior management or affiliates are either a party adverse to the Group or have a material interest adverse to the Group.

Indian tax cases

In January 2012, the Supreme Court of India found against the Indian tax authority and in favour of Vodafone International Holdings BV (‘VIHBV’) in proceedings brought after the Indian tax authority alleged potential liability under the Income Tax Act 1961 for the failure by VIHBV to deduct withholding tax from consideration paid to the Hutchison Telecommunications International Limited group (‘HTIL’) in connection with its 2007 disposal to VIHBV of its interests in a wholly-owned Cayman Island incorporated subsidiary that indirectly held interests in Vodafone India Limited (‘Vodafone India’).

The Finance Act 2012 of India, which amended various provisions of the Income Tax Act 1961 with retrospective effect, contained provisions intended to tax any gain on transfer of shares in a non-Indian company, which derives substantial value from underlying Indian assets, such as VIHBV’s transaction with HTIL in 2007. Further, it sought to subject a purchaser, such as VIHBV, to a retrospective obligation to withhold tax. On 3 January 2013, VIHBV received a letter from the Indian tax authority reminding it of the tax demand raised prior to the Supreme Court of India’s judgement and updating the interest element of that demand to a total amount of INR142 billion, which included principal and interest as calculated by the Indian tax authority but did not include penalties. On 12 February 2016, VIHBV received a notice dated 4 February 2016 of an outstanding tax demand of INR221 billion (plus interest). On 29 September 2017, VIHBV received an electronically generated demand in respect of alleged principal, interest and penalties in the amount of INR190.7 billion.

VIHBV initiated arbitration proceedings under the Netherlands-India Bilateral Investment Treaty (‘Dutch BIT’) on 17 April 2014. In September 2020, the arbitration tribunal issued its award unanimously ruling in Vodafone’s favour. The Indian Government applied to set aside the award primarily on jurisdictional grounds. The proceedings have been transferred to the Singapore International Commercial Court (‘SICC’).

Separately, on 24 January 2017, Vodafone Group Plc and Vodafone Consolidated Holdings Limited formally commenced arbitration with the Indian Government under the United Kingdom-India Bilateral Investment Treaty (‘UK BIT’). Although relating to the same underlying facts as the claim under the Dutch BIT, the UK BIT claim is a separate and distinct claim under a different treaty and includes independent claims relating to disputes between the Indian tax authority and Vodafone India Services Private Limited (‘VISPL’) (see below). In 2020, following attempts by the Indian Government to obtain a court injunction preventing Vodafone from progressing the UK BIT arbitration, the Delhi High Court ordered that Vodafone shall proceed with the UK BIT arbitration only if the award already published under the Dutch BIT is set aside.

In August 2021 the Indian Parliament passed new legislation which affects the retrospective effect of the Finance Act 2012. The impact of this legislation on the Dutch and UK BIT proceedings, in particular whether the Indian Government will withdraw its challenge to the arbitration award in the Dutch BIT, is unknown as of the date of this report. The SICC granted a stay in the Dutch BIT proceedings to 15 June 2022.

VIHBV and Vodafone Group Plc will continue to defend vigorously any allegation that VIHBV or Vodafone India is liable to pay tax in connection with the transaction with HTIL. Based on the facts and circumstances of this matter, including the outcome of legal proceedings to date, the Group considers that it is more likely that not that no present obligation exists at 31 March 2022.

VISPL tax claims

VISPL is involved in a number of tax cases. The total value of the claims is approximately €500 million plus interest, and penalties of up to 300% of the principal.

Of the individual tax claims, the most significant is in the amount of approximately €254 million (plus interest of €614 million), which VISPL has been assessed as owing in respect of (i) a transfer pricing margin charged for the international call centre of HTIL prior to the 2007 transaction with Vodafone for HTIL assets in India; (ii) the sale of the international call centre by VISPL to HTIL; and (iii) the acquisition of and/or the alleged transfer of options held by VISPL in Vodafone India. A stay of the tax demand on a deposit of £20 million and a corporate guarantee by VIHBV for the balance of tax assessed are in place. On 8 October 2015, the Bombay High Court ruled in favour of Vodafone in relation to the options and the call centre sale. The Indian Tax Authority has appealed to the Supreme Court of India. The appeal hearing has been adjourned indefinitely.

While there is some uncertainty as to the outcome of the tax cases involving VISPL, the Group believes it has valid defences and does not consider it probable that a financial outflow will be required to settle these cases.

Other cases in the Group

Spain and UK: TOT v Vodafone Group Plc, VGSL, and Vodafone UK

The Group has been defending cases brought against it in Spain and the UK by TOT Power Control and Top Optimized Technologies (jointly ‘TOT’) alleging breach of confidentiality and patent infringement. In November 2021 TOT withdrew all of its claims against the Group in Spain and the UK as part of an agreed settlement.

Further background relating to these claims is provided in the Group’s Annual Report for the financial year ended 31 March 2021.

Germany: Kabel Deutschland takeover - class actions

The German courts have been determining the adequacy of the mandatory cash offer made to minority shareholders in Vodafone’s takeover of Kabel Deutschland. Hearings took place in May 2019 and a decision was delivered in November 2019 in Vodafone’s favour, rejecting all claims by minority shareholders. A number of shareholders appealed which was rejected by the court in December 2021. Several minority shareholders have filed a further appeal before the Federal Court of Justice. The appeal process is ongoing. While the outcome is uncertain, the Group believes it has valid defences and that the outcome of the appeal will be favourable to Vodafone.

Italy: Iliad v Vodafone Italy

In July 2019, Iliad filed a claim for €500 million against Vodafone Italy in the Civil Court of Milan. The claim alleges anti-competitive behaviour in relation to portability and certain advertising campaigns by Vodafone Italy. Preliminary hearings have taken place, including one at which the Court rejected Iliad’s application for a cease and desist order against alleged misleading advertising by Vodafone. The main hearing on the merits of the claim took place on 8 June 2021 and we are waiting to receive the judgement.

The Group is currently unable to estimate any possible loss in this claim in the event of an adverse judgement but while the outcome is uncertain, the Group believes it has valid defences and that it is probable that no present obligation exists.

Greece: Papistas Holdings SA, Mobile Trade Stores (formerly Papistas SA) and Athanasios and Loukia Papistas v Vodafone Greece

In October 2019, Mr. and Mrs. Papistas, and companies owned or controlled by them, filed several new claims against Vodafone Greece with a total value of approximately €330 million for purported damage caused by the alleged abuse of dominance and wrongful termination of a franchise arrangement with a Papistas company. Lawsuits which the Papistas claimants had previously brought against Vodafone Group Plc and certain Directors and officers of Vodafone were withdrawn. Vodafone Greece filed a counter claim and all claims were heard in February 2020. All of the Papistas claims were rejected by the Greek Court because the stamp duty payments required to have the merits of the case considered had not been made. Vodafone Greece’s counter claim was also rejected. The Papistas claimants and Vodafone Greece have each filed appeals and, subject to the Papistas claimants paying the requisite stamp duty, the hearing on the merits of these appeals will take place in early 2023.

The amount claimed in these lawsuits is substantial and, if the claimants are successful, the total potential liability could be material. However, we are continuing vigorously to defend the claims and based on the progress of the litigation so far the Group believes that it is highly unlikely that there will be an adverse ruling for the Group. On this basis, the Group does not expect the outcome of these claims to have a material financial impact.

UK: Phones 4U in Administration v Vodafone Limited and Vodafone Group Plc and Others

In December 2018, the administrators of former UK indirect seller, Phones 4U, sued the three main UK mobile network operators (‘MNOs’), including Vodafone, and their parent companies. The administrators allege collusion between the MNOs to pull their business from Phones 4U thereby causing its collapse. Vodafone and the other defendants filed their defences in April 2019 and the Administrators filed their replies in October 2019. Disclosure has taken place and witness statements were filed in December 2021. The judge has also ordered that there should be a split trial between liability and damages. The first trial started in May 2022.

Taking into account all available evidence, the Group assesses it to be more likely than not that a present obligation does not exist and that the allegations of collusion are completely without merit; the Group is vigorously defending the claim. The value of the claim is not pleaded but we understand it to be the total value of the business, allegedly equivalent to approximately £1 billion with the addition of alleged exemplary damages. Vodafone’s alleged share of the liability is also not pleaded. The Group is not able to estimate any possible loss in the event of an adverse judgment.